UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  May 4, 2021 (April 29, 2021)

OneMain Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-36129 (Commission File Number)	27-3379612 (I.R.S. Employer Identification No.)

601 N.W. Second Street,
Evansville, Indiana 47708
(Address of principal executive offices)(Zip Code)

(812) 424-8031
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OMF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

Underwriting Agreement

On April 29, 2021, OneMain Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with OMH (ML), L.P. and V-OMH (ML) II, L.P., certain entities managed by affiliates of Apollo Global Management, Inc. and Värde Partners, Inc., in their capacities as selling stockholders (together, the “Selling Stockholders”), and Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), in connection with the offer and sale by the Selling Stockholders of up to 9,200,000 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company (including up to 1,200,000 shares pursuant to the Underwriters’ option to purchase additional shares of Common Stock as set forth in Section 2(b) of the Underwriting Agreement). On April 30, 2021, the Underwriters exercised in full their option to purchase additional shares of Common Stock, and on May 4, 2021, the offering and sale of 9,200,000 Shares by the Selling Stockholders to the Underwriters was completed.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The offering and sale of the Shares were made pursuant to the Company’s effective automatic shelf registration statement (File No. 333-249937) and related prospectus supplement filed with the Securities and Exchange Commission.  In connection with the offering and sale of the Shares, Sidley Austin LLP provided the Company with the legal opinion filed as Exhibit 5.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Certain of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated April 29, 2021, among OneMain Holdings, Inc., OMH (ML), L.P. and V-OMH (ML) II, L.P., as selling stockholders, and Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein

5.1	Opinion of Sidley Austin LLP
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.

By:	/s/ Micah R. Conrad
Name:	Micah R. Conrad
Title:	Executive Vice President and Chief Financial Officer

Date:  May 4, 2021